Quarterly Holdings Report
for
Fidelity® Electric Vehicles and Future Transportation ETF
March 31, 2026
EVF-NPRT3-0526
1.9903836.104
Common Stocks - 99.7%
	Shares	Value ($)
AUSTRIA - 0.8%
Information Technology - 0.8%
Semiconductors & Semiconductor Equipment - 0.8%
ams-OSRAM AG (a)	19,910	203,671
BELGIUM - 1.3%
Information Technology - 1.3%
Semiconductors & Semiconductor Equipment - 1.3%
Melexis NV (b)	5,189	314,184
CANADA - 1.4%
Industrials - 1.4%
Machinery - 1.4%
NFI Group Inc (a)	25,373	349,446
CHINA - 31.1%
Consumer Discretionary - 22.0%
Automobile Components - 3.2%
CALB Group Co Ltd H Shares (a)(c)(d)	111,600	450,659
Hesai Group ADR (a)	18,351	350,871
		801,530
Automobiles - 18.8%
BYD Co Ltd H Shares	95,100	1,283,333
Li Auto Inc A Shares (a)	91,400	789,238
NIO Inc A Shares (a)	151,790	849,150
XPeng Inc A Shares (a)	101,800	849,827
Yadea Group Holdings Ltd (c)(d)	251,073	424,315
Zhejiang Leapmotor Technology Co Ltd H Shares (a)(c)(d)	82,700	495,976
		4,691,839
TOTAL CONSUMER DISCRETIONARY		5,493,369
Industrials - 6.6%
Electrical Equipment - 6.6%
Contemporary Amperex Technology Co Ltd H Shares (b)	17,100	1,338,084
REPT BATTERO Energy Co Ltd H Shares (a)	155,400	315,946
TOTAL INDUSTRIALS		1,654,030
Information Technology - 1.1%
Semiconductors & Semiconductor Equipment - 1.1%
indie Semiconductor Inc Class A (a)(b)	89,368	287,765
Materials - 1.4%
Chemicals - 1.4%
Ganfeng Lithium Group Co Ltd H Shares (c)(d)	39,080	362,627
TOTAL CHINA		7,797,791
FRANCE - 1.4%
Consumer Discretionary - 1.4%
Automobile Components - 1.4%
Forvia SE (a)	31,984	356,948
GERMANY - 5.2%
Information Technology - 5.2%
Semiconductors & Semiconductor Equipment - 5.2%
Elmos Semiconductor SE	1,861	308,342
Infineon Technologies AG	22,982	1,006,235

TOTAL GERMANY		1,314,577
HONG KONG - 1.2%
Consumer Discretionary - 1.2%
Automobiles - 1.2%
Polestar Automotive Holding UK PLC Class A ADR (a)(b)	15,881	292,528
ISRAEL - 1.5%
Consumer Discretionary - 1.1%
Automobile Components - 1.1%
Mobileye Global Inc Class A (a)	40,347	277,184
Information Technology - 0.4%
Electronic Equipment, Instruments & Components - 0.4%
Innoviz Technologies Ltd (a)(b)	174,882	110,613
TOTAL ISRAEL		387,797
JAPAN - 7.2%
Information Technology - 7.2%
Electronic Equipment, Instruments & Components - 1.6%
Alps Alpine Co Ltd	29,900	391,299
Semiconductors & Semiconductor Equipment - 5.6%
Allegro MicroSystems Inc (a)(b)	15,900	501,327
Renesas Electronics Corp	67,600	914,209
		1,415,536
TOTAL JAPAN		1,806,835
KOREA (SOUTH) - 4.0%
Industrials - 1.4%
Electrical Equipment - 1.4%
LG Energy Solution Ltd (a)	1,355	349,001
Information Technology - 1.4%
Electronic Equipment, Instruments & Components - 1.4%
Samsung SDI Co Ltd (a)	1,353	360,411
Materials - 1.2%
Chemicals - 1.2%
LG Chem Ltd	1,558	304,144
TOTAL KOREA (SOUTH)		1,013,556
NETHERLANDS - 4.2%
Information Technology - 4.2%
Semiconductors & Semiconductor Equipment - 4.2%
NXP Semiconductors NV	5,347	1,052,610
SWEDEN - 2.6%
Consumer Discretionary - 2.6%
Automobile Components - 2.6%
Autoliv Inc	6,197	651,677
UNITED STATES - 37.8%
Consumer Discretionary - 15.6%
Automobile Components - 6.3%
Aptiv PLC (a)	12,922	897,304
Gentherm Inc (a)	9,418	261,632
Visteon Corp	4,685	426,850
		1,585,786
Automobiles - 8.7%
Lucid Group Inc (a)(b)	33,715	321,304
Rivian Automotive Inc Class A (a)	55,144	829,917
Tesla Inc (a)	2,776	1,031,979
		2,183,200
Specialty Retail - 0.6%
EVgo Inc Class A (a)(b)	82,484	141,872
TOTAL CONSUMER DISCRETIONARY		3,910,858
Industrials - 12.0%
Electrical Equipment - 3.4%
Amprius Technologies Inc (a)	16,245	273,891
Sensata Technologies Holding PLC (b)	16,587	584,194
		858,085
Ground Transportation - 6.7%
Lyft Inc Class A (a)(b)	44,081	586,277
Uber Technologies Inc (a)	14,925	1,073,556
		1,659,833
Machinery - 1.9%
Blue Bird Corp (a)	6,596	374,587
Microvast Holdings Inc (a)	75,751	113,626
		488,213
TOTAL INDUSTRIALS		3,006,131
Information Technology - 8.6%
Electronic Equipment, Instruments & Components - 0.7%
Aeva Technologies Inc (a)(b)	13,993	184,147
Semiconductors & Semiconductor Equipment - 5.7%
Analog Devices Inc	425	135,209
Diodes Inc (a)	4,162	284,098
ON Semiconductor Corp (a)	6,091	377,155
SiTime Corp (a)(b)	916	316,341
Skyworks Solutions Inc	5,847	313,107
		1,425,910
Software - 2.2%
Aurora Innovation Inc Class A (a)(b)	131,640	542,357
TOTAL INFORMATION TECHNOLOGY		2,152,414
Materials - 1.6%
Chemicals - 1.6%
Albemarle Corp	2,233	400,890
TOTAL UNITED STATES		9,470,293
TOTAL COMMON STOCKS (Cost $24,024,571)		25,011,913

Money Market Funds - 17.9%
	Yield (%)	Shares	Value ($)
Fidelity Securities Lending Cash Central Fund (f)(g) (Cost $4,487,172)	3.69	4,486,723	4,487,172

TOTAL INVESTMENT IN SECURITIES - 117.6% (Cost $28,511,743)	29,499,085
NET OTHER ASSETS (LIABILITIES) - (17.6)% (e)	(4,423,373)
NET ASSETS - 100.0%	25,075,712

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Unrealized Appreciation/ (Depreciation) ($)
LONG

Equity Contracts
CME E-Mini Nasdaq 100 Index Contracts (United States)	1	6/2026	47,830	(1,957)

The notional amount of long futures as a percentage of Net Assets is 0.2%.

Legend

(a)	Non-income producing.
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,733,577 or 6.9% of net assets.

(d)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $1,733,577 or 6.9% of net assets.

(e)	Includes $6,399 of cash collateral to cover margin requirements for futures contracts.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	-	260,186	260,184	72	(2)	-	-	-	0.0%
Fidelity Securities Lending Cash Central Fund	6,656,900	21,247,202	23,416,755	238,875	(175)	-	4,487,172	4,486,723	0.0%
Total	6,656,900	21,507,388	23,676,939	238,947	(177)	-	4,487,172

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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